EXHIBIT 10.4




                                    SUBLEASE

                            Dated as of March 5, 1993

                                     between

                               INTERPOOL LIMITED
                                    as Lessor

                                       and

                                TRAC LEASE, INC.,
                                    as Lessee

ALL OF THE LESSOR'S RIGHT, TITLE AND INTEREST IN THIS SUBLEASE HAS BEEN ASSIGNED AS SECURITY TO THE CIT GROUP/EQUIPMENT FINANCING, INC., PURSUANT TO THE TERMS AND PROVISIONS OF THAT CERTAIN EQUIPMENT LEASE, DATED AS OF SEPTEMBER 15, 1988, AS AMENDED, AND THAT CERTAIN SECURITY AGREEMENT DATED MARCH 5, 1993. THIS SUBLEASE HAS BEEN EXECUTED IN COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS SUBLEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS SUBLEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE SO IDENTIFIED.

                                    SUBLEASE

     SUBLEASE dated as of March 5, 1993 (this "Lease") between INTERPOOL LIMITED, a Barbados corporation (the "Lessor"), and TRAC LEASE, INC., a Delaware corporation (the "Lessee").

               SECTION 1. Definitions: Construction of References.
                          ---------------------------------------

               In this Lease, unless the context otherwise requires:

          (a) All references in this Lease to designated Sections and other subdivisions are to designated Sections and other subdivisions of this Lease, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Section or other subdivision.

          (b) The terms defined in this Section or elsewhere in this Lease shall, for purposes of this Lease and all Exhibits hereto, have the meanings assigned to them in this Section or elsewhere and include the plural as well as the singular and the singular as well as the plural.

          (c) Except as otherwise indicated, all the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof.

          (d) The following terms have the following meanings for all purposes of this Lease:

          Abatements shall have the meaning set forth in Section 7 hereof.
          ----------

          Appraisal shall mean a procedure whereby two independent appraisers,
          ---------
neither of whom shall be the manufacturer of the Leased Item, one chosen by the Lessee and one by the Lessor, shall mutually agree upon the amount in question. The Lessor or the Lessee, as the case may be, shall deliver a written notice to the other party appointing its appraiser within 15 days after receipt from the other party of a written notice appointing that party's appraiser. If within 15 days after appointment of the two appraisers, as described above, the two appraisers are unable to agree upon the amount in question, a third independent appraiser, who shall not be a manufacturer of such Leased Item, shall be chosen within five days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by an authorized representative of the American Arbitration Association or any organization successor thereto. The decision of the third appraiser so appointed and chosen shall be given within 10 days after the selection of such third appraiser and, upon receipt of such decision, the amount in question shall be definitively determined by the decision of such third appraiser and thereafter such amount shall be binding and conclusive on the Lessor and the Lessee. The Lessor and the Lessee shall pay the fees and expenses of the respective appraisers appointed by them and shall divide the fees and expenses of the third appraiser, if any, equally between them.

          Basic Lease Rate Factor shall mean 3.6214%.
          ------------------------

          Basic Rent Dates shall mean, with respect to any Leased Item, the 30th
          -----------------
day of March, June, September and December in each year, commencing with the First Basic Rent Date and ending with the Last Basic Rent Date.

          Basic Rent, Supplemental Rent and Rent shall have the meanings set
          ----------  ------------------    -----
forth in Section 3 hereof.

          Business Day shall mean any day other than a Saturday, Sunday or other
          -------------
day on which banks in New York, New York are authorized to close.

          Casualty Value and Termination Value shall have the meanings set forth
          ---------------    ------------------
in Exhibit B hereto.

          Claims shall have the meaning set forth in Section 16  hereof.
          -------

          Closing Date shall mean March 5, 1993, or on such other date as may be
          -------------
agreed upon by the parties hereto.

          Code shall mean the Internal Revenue Code of 1986, as amended, and the
          -----
rules and regulations from time to time promulgated thereunder.

          Default shall mean an event or condition which, after the giving of
          --------
notice or lapse of time, or both, would mature into an Event of Default.

          Event of Default shall have the meaning set forth in Section 18
          -----------------
hereof.

          Event of Loss with respect to any Leased Item shall mean any of the
          --------------
following events: (i) loss of such Leased Item or of the use thereof due to theft, destruction, disappearance, damage beyond repair or which makes repair uneconomic or impractical, or rendition of such Leased Item permanently unfit for the purpose for which it was intended; (ii) any damage to such Leased Item which results in an insurance settlement with respect to such Leased Item on the basis of a total loss, whether actual or constructive; (iii) the condemnation, confiscation or seizure of, or requisition of title to or use or possession of, such Leased Item ("Requisition of Use") by the act of the United States government or any state or local authority within the United States or by the act of a foreign government or under color of foreign law or any instrumentality or agency of the foregoing should such Requisition of Use be for an indefinite period or be for a stated period extending beyond the Expiration Date; (iv) as a result of any rule, regulation, order or other action by any governmental body having jurisdiction, the use of such Leased Item in the normal course of business shall have been prohibited, or such Leased Item shall have been declared unfit for use, for a period of four consecutive months, unless the Lessee, prior to the expiration of such four-month period, shall have undertaken and, in the opinion of the Lessor, shall be diligently carrying forward all steps which are necessary or desirable to permit the normal use of such Leased Item by the Lessee, including the taking of appropriate action with respect to any rule, regulation, order or other action by any governmental body which prohibits such normal use of such Leased Item by the Lessee, or, in any event, if such use shall have been prohibited, or such Leased Item shall have been declared unfit for use, for a period of twelve consecutive months; or (v) the Lessee's failure, pursuant to Section 8(d) hereof, to return such Leased Item. The date of such Event of Loss shall be the date of such theft, disappearance, destruction, damage, Requisition of Use for the stated period, or unfitness for use for the stated period.

          Expiration Date shall mean September 30, 1998.
          ---------------

          Fair Market Value of Leased Equipment shall be determined on the basis
          -----------------
of, and shall mean the amount which would be obtainable for the same quantity of such Leased Equipment in, an arm's-length transaction between an informed and willing buyer or user (other than: (i) a lessee currently in possession, (ii) a used equipment dealer or scrap dealer, or (iii) a Person related to the Head Lessor, Lessor or the Lessee), under no compulsion to buy and an informed and willing seller under no compulsion to sell, and in such determination costs of removal from the location of current use (including dismantling, shipping and reconstruction) shall not be a deduction from such value and all alternative uses in the hands of such buyer or user, including without limitation, the further leasing of such Leased Item, shall be taken into account in making such determination. If the Lessor and the Lessee are unable to agree upon a determination of Fair Market Value with respect to such Leased Item, such Fair Market Value shall be determined in accordance with the procedure for Appraisal.

          First Basic Rent Date shall mean March 30, 1993.
          ---------------------

          Head Lease shall mean the Lease dated as of September 15, 1988 as
          ----------
modified by Amendment of Lease and Assignment and Assumption Agreement dated March 5, 1993, and as the same may be modified, varied or supplemented, between Head Lessor and Lessor.

          Head Lessor shall mean the CIT Group/Equipment Financing, Inc., its
          -----------
successors and assigns.

          Impositions shall have the meaning set forth in Section 11 hereof.
          -----------

          Improvement shall mean any accessory, equipment or device affixed to
          -----------
or installed upon a Leased Item or any improvement, modification, alteration or addition thereto.

          Indemnified Person shall mean the Lessor, the Head Lessor and their
          ------------------
employees, officers, agents and permitted assignees.

          Last Basic Rent Date shall mean September 30, 1998.
          --------------------

          Late Payment Rate shall mean a rate per annum equal to twelve percent
          -----------------
(12%).

          Leased Equipment, and individually a Leased Item, shall have the
          ----------------                     -----------
meaning set forth in Section 2 hereof.

          Lessor's Cost of a Leased Item shall have the meaning set forth in
          ------------------------------
Exhibit A hereto.

          Lessor's Liens shall mean, with respect to any Leased Item, Liens
          ---------------
either (i) created or granted by the Head Lessor, including Liens created or granted in connection with the purchase, lease or financing of such Leased Item, or (ii) resulting from claims against the Head Lessor not related to the Head Lessor's lease or ownership of such Leased Item, or (iii) resulting from acts or omissions of the Head Lessor, not related to the transactions contemplated hereunder, or (iv) arising from taxes imposed against the Head Lessor not indemnified against by the Lessee pursuant to Section 11 hereof, or (v) resulting from the Head Lessor's transfer of its interest in such Leased Item.

          Liens shall mean all mortgages, liens, pledges, leases, subleases,
          -----
security interests, charges, claims or other encumbrances of any nature whatsoever.

          Model shall mean any one of those models of Leased Equipment set forth
          -----
on Schedule 1 hereto.

          Non severable Improvement shall mean any Improvement which is defined
          --------------------------
as a "Nonseverable Improvement" within the meaning set forth in Revenue Procedure 79-48, 1979-2 Cum. Bull. 529, as amended or supplemented from time to time, if the conditions of section 4(4).03(B) of said Revenue Procedure are satisfied and the Non severable Improvement is described in at least one of the subparagraphs of section 4(4).03(C) of said Revenue Procedure.

          Parts shall mean all appliances, parts, instruments, appurtenances,
          -----
accessories, furnishings and other equipment of whatever nature, which may from time to time be incorporated or installed in or attached to a Leased Item.

          Person shall mean any individual, partnership, corporation, trust,
          ------
unincorporated association or joint venture, a government or any department or agency thereof, or any other entity.

          Proceeds of Re-letting shall have the meaning set forth in Section 19
          --------
hereof.

          Rent and Supplemental Rent shall have the respective meanings set
          ----     -----------------
forth in Section 3(c) hereof.

          Replacement Parts shall have the meaning set forth in Section 12
          -----------------
hereof.

          Requisition of Use, see Event of Loss.
          ------------------

          Severable Improvement shall mean any Improvement which is defined as a
          ---------------------
"Severable Improvement" within the meaning set forth in Revenue Procedure 79-48, 1979-2 Cum. Bull. 529, as amended or supplemented from time to time.

          Sublease shall mean any sublease permitted by the terms of Section 17
          --------
hereof.

          Sublessee shall mean any Person who is a sublessee under a Sublease.
          ---------

          Termination Value see Casualty Value.
          -----------------

          SECTION 2. Lease of Equipment.
                     ------------------

          Subject to the satisfaction of the terms and conditions of Section 4 hereof, the Lessor hereby agrees to lease to the Lessee, and the Lessee hereby agrees to lease from the Lessor, the equipment described on Exhibit A hereto ("Leased Equipment", and individually a "Leased Item"). Each Leased Item shall
  ----------------
be accepted for all purposes hereof and shall be subject to all of the terms and conditions of this Lease as of the Closing Date. The Lessee's acceptance of the Leased Equipment on the Closing Date shall be conclusive proof that each Leased
Item is in good working order and repair and in accordance with specifications, if any, and without defect in title, condition, design, operation or fitness for use, whether or not discoverable by the Lessee on the Closing Date (it being understood by the Lessor that the foregoing shall not be deemed any representation by the Lessee as to such matters).

          SECTION 3. Term and Rent.
                     -------------

          (a) The term of this Lease shall begin, with respect to each Leased Item, on the Closing Date, and shall end on the Expiration Date, unless this Lease shall have been terminated, or this Lease shall have been extended, by the terms hereof.

          (b) The Lessee shall pay to the Lessor, as basic rent (herein referred to as "Basic Rent") for each Leased Item, on the First Basic Rent Date and on each subsequent Basic Rent Date to, and including, the Last Basic Rent Date, quarterly in arrears, an amount equal to the Basic Lease Rate Factor for such Leased Item multiplied by the Lessor's Cost thereof.

          (c) The Lessee shall pay to the Lessor the following amounts (herein referred to as "Supplemental Rent" and, together with all Basic Rent, as
                -----------------
"Rent"):
 ----

          (1) within 5 Business Days of demand therefor, any amount payable hereunder (other than Basic Rent, Casualty Value and Termination Value) which the Lessee assumes the obligation to pay, or agrees to pay, hereunder to the Lessor or others;

          (2) on the date provided herein, any amount payable hereunder as Casualty Value or Termination Value; and

          (3) within 5 Business Days of demand therefor, to the extent permitted by applicable law, interest (computed on the basis of a 365- or 366-day year and actual days elapsed) at the Late Payment Rate on any payment of Rent (other than Rent payable under this Section (3)) not paid when due for any period during which the same shall be overdue.

The expiration or other termination of the Lessee's obligation to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent.

          (d) This Lease and all payments due hereunder by Lessee have been assigned to the Head Lessor. All payments of Rent hereunder shall be made so that the Head Lessor shall have immediately available funds (in such coin or currency of the United States of America that at the time of payment shall be legal tender for the payment of public and private debts) no later than 1:00 P.M. New York, New York time on the date payable hereunder, for the account of Head Lessor at Chemical Bank, 640 Madison Avenue, New York, N.Y. 10022, Account No. 116-003855, ABA No. 021000128 or such other account as the Head Lessor may designate from time to time, in each case with sufficient information to permit the Head Lessor to identify the funds as paid by the Lessee pursuant to this Lease except with respect to any of the Indemnified Persons' respective rights as to indemnification by the Lessee hereunder, shall be paid to the Head Lessor or the Lessor, as the case may be, at its address set forth herein or at such other address or to such other Person as the Head Lessor or the Lessor may direct by notice in writing to the Lessee. In any case where the due date of a payment of Rent shall not be a Business Day, such payment shall be made on the succeeding Business Day.

          SECTION 4. Conditions Precedent to Lessor's Lease of  Equipment.
                     ----------------------------------------------------

          (a) Conditions Precedent. Anything contained in this Lease to the
- ----------    --------------------
contrary notwithstanding, unless expressly waived by the Lessor, no equipment shall become subject to this Lease, if the following conditions shall not have been fulfilled to the satisfaction of the Lessor and the Lessor's counsel with respect to each Leased Item on or prior to the Closing Date:

          (i) Lessor shall have assumed the obligations of the "Lessee" under the Head Lease.

          (ii) The Lessor shall have received all Uniform Commercial Code financing statements, filings or registrations necessary to protect its right, title and interest in the Leased Equipment and all Uniform Commercial Code financing statements necessary to perfect its security interest in the Subleases.

          (iii) The Lessor shall have received evidence satisfactory to the Lessor with respect to the insurance required to be maintained pursuant to
     Section 15 of this Lease.



          SECTION 5. INTENTIONALLY OMITTED.


          SECTION 6. Covenants of the Lessee.
                     -----------------------

          (a) Grant of Security Interest in Subleases. (A) As security for the
              ---------------------------------------
due and punctual payment by the Lessee of all Rent hereunder and the performance and observance by the Lessee of all of the covenants made by it in this Lease or in any agreement, document or certificate delivered in connection herewith or therewith, the Lessee hereby grants to the Head Lessor, its successors and permitted assigns, a security interest in, and mortgages to the Head Lessor, all of the Lessee's right, title and interest in and to each Sublease, together with all renewals of such Subleases, and all new Subleases executed from time to time with respect to, or affecting, any Leased Items and all payments, including, without limitation, all payments of rent, and all other amounts due or to become due thereunder (all such payments being referred to herein as "Sublease
                                                               --------
Security"); provided, however, that except upon the occurrence and continuation
- --------    --------  -------
of an Event of Default, all payments made by any Sublessee shall be made to the Lessee hereunder. The Lessee covenants and agrees that it shall not grant any other security interest in any Subleases to any other Person.

          (B) Upon the occurrence and continuation of any Event of Default hereunder, or an event under Section 18(a) of the Lease which would constitute an Event of Default with the giving of notice, the Head Lessor is hereby given full power and authority to ask for, demand, take, collect, sue for and receive all payments in respect of the Sublease Security described in clause (A) which the Lessee, except for the execution hereof, could ask for, demand, take, collect, sue for and receive for its own use, and in connection therewith to enforce all rights and remedies thereunder which the Lessee could enforce if the assignment had not been made; and the Lessee hereby ratifies any action which the Head Lessor shall lawfully take to enforce its rights hereunder. In connection with the above, the Head Lessor is hereby authorized and empowered to enforce the payment of each such item of Sublease Security, either in the name of the Lessee or in its own name, and to endorse the name of the Lessee on all checks, drafts, money orders and other instruments tendered or received in payment of any such item. The Lessee shall at its expense render all possible assistance to the Head Lessor in collecting such items and in enforcing such claims. The Lessee agrees to remain liable for all obligations as the lessor under the Subleases, and neither the Head Lessor nor any other Person shall have any obligation or liability to the Sublessee under the Subleases.

          (C) Within 10 Business Days following request by the Head Lessor, the Lessee agrees to provide the Head Lessor with a list of current Subleases or a copy of each current Sublease accompanied by confirmation by the Lessee that (x) the "original" or an "original" executed counterpart is in the possession of the Lessee as agent for the Head Lessor and (y) if practicable, the cover page of each Sublease or each schedule which constitutes a separate Sublease under the terms of a master lease agreement and applicable law, and which describes the Leased Items being subleased to each Sublessee under each such Sublease or schedule, bears a legend to the following effect:

          "A PART OR ALL OF THIS SUBLEASE AND ALL OF THE LESSOR'S RIGHT, TITLE AND INTEREST IN SUCH PORTION THEREOF HAS BEEN ASSIGNED AS SECURITY TO THE CIT GROUP/EQUIPMENT FINANCING, INC., PURSUANT TO THE TERMS AND PROVISIONS OF THAT SUBLEASE BETWEEN INTERPOOL LIMITED AS LESSOR AND TRAC LEASE, INC. AS LESSEE DATED AS OF MARCH 5, 1993."

The Lessee shall not grant or cause to be granted, to any Person other than the Head Lessor, or the Sublessee thereof, a possessory interest in any "original" or "original" executed counterpart of any Sublease.

          (b) Merger, sale. etc. Upon any consolidation or merger of the Lessee
              -----------------
with or into any other corporation or corporations (whether or not affiliated with the Lessee), or successive consolidations or mergers in which the Lessee or its successor or successors shall be a party or parties, or upon any sale or conveyance of all or substantially all of the property of the Lessee to any other Person, the Lessee will cause the due and punctual payment of all Rent and the due and punctual performance and observance of all covenants and obligations of the Lessee hereunder to be assumed by the corporation (if other than the Lessee) formed by such consolidation, or the corporation into which the Lessee shall have been merged or by the Person which shall have acquired such property.

          (c) Location of Chief Executive Offices. The chief executive office or
              -----------------------------------
chief place of business (as either of such terms is used in Article 9 of the Uniform Commercial Code) of the Lessee is located at the address of the Lessee set forth in Section 20 hereof, and the Lessee agrees to give the Lessor and the Head Lessor written notice within ten days of any relocation of said chief executive office or chief place of business from its present location.

          (d) Recordation or Filing of Security Interest. Upon the request and
              ------------------------------------------
with the direction of the Lessor, and at the Lessor's cost and expense, the Lessee will take or cause to be taken such action with respect to the recording, filing, re-recording and refilling of any Sublease and any financing statements as may be necessary to secure and maintain the perfection of the security interests created hereby with respect to any Sublease.

          SECTION 7. Net Lease; Quiet Enjoyment.
                     --------------------------

          (a) This Lease is a net lease, and the Lessee acknowledges and agrees that the Lessee's obligation to pay all Rent hereunder, and the rights of the Lessor in and to such Rent, shall be absolute and unconditional and shall not be subject to any abatement, reduction, setoff, defense, counterclaim or recoupment ("Abatements") for any reason whatsoever, including, without limitation,
  ----------
Abatements due to any present or future claims of the Lessee against the Lessor under this Lease or otherwise, against the Vendor, the Head Lessor or against any other Person for whatever reason. Except as otherwise expressly provided herein, this Lease shall not terminate, nor shall the obligations of the Lessee be affected, by reason of any defect in or damage to, or any loss or destruction of, the Leased Equipment or any part thereof, or title to, design, operation of fitness for use of the Leased Items, from whatsoever cause, or the interference with the use thereof by the Lessor, the Head Lessor or any Person, or the invalidity or unenforceability or lack of due authorization of this Lease or lack of right, power or authority of the Lessor to enter into this Lease, or any failure of the Lessor to perform any obligation of the Lessor to the Lessee or any other Person under this Lease or any instrument or document executed in connection herewith, or for any other cause, whether similar or dissimilar to the foregoing, any present or future law or regulation to the contrary notwithstanding, it being the express intention of the Lessor and the Lessee that all Rent payable by the Lessee hereunder shall be, and continue to be, payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, the Lessee nonetheless agrees (to the extent permitted by applicable law) to pay to the Lessor an amount equal to each Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part and so long as such payments are made the Lessor will deem this Lease to remain in effect. Each payment of Rent made by the Lessee hereunder shall be final and the Lessee will not seek to recover all or any part of such payment for any reason whatsoever.

          (b) Lessee's Possession and Quiet Enjoyment of the Leased Equipment.
              ---------------------------------------------------------------
So long as no Event of Default has occurred and is continuing, until this Lease expires or is terminated, in accordance with its terms, the Lessee's possession and use of the Leased Equipment shall not be interrupted by the Lessor or anyone claiming through or under the Lessor. The Lessor hereby further covenants and agrees that until any Sublease shall expire or terminate, in accordance with its terms, and only to the extent such Sublease contains or may hereafter contain any provision permitting the Sublessee's right of quiet enjoyment of Leased Equipment, notwithstanding an Event of Default under this Lessee's the Sublessee's possession and use of any Leased Equipment in the possession or the control of such Sublessee shall not be interrupted by the Lessor or anyone claiming by, through or under the Lessor.





          SECTION 8. Return of Equipment.
                     -------------------

          (a) Return of Equipment. Upon the expiration or termination of this
              -------------------
Lease with respect to any of the Leased Items, the Lessee shall deliver such Leased Items to any of the locations set forth on Exhibit C hereto, as the Lessee in its sole discretion may designate; provided, however, that (i) in no
                                             --------  -------
event may less than 50 Leased Items be delivered to any one designated location and (ii) no more than 20% of the Leased Equipment then subject to this Lease may be delivered to any one designated location. At the time of such delivery, each Leased Item shall be in the condition in which it is required to be maintained pursuant to Section 12 hereof and shall be in a condition required in order to comply with Section 5 of the Guide for Containers Chassis Inspection, Second Edition, prepared by the Institute of International Container Lessors which are incorporated by referenced herein). Such redelivery shall be at the Lessee's risk and expense. Each Leased Item, upon delivery pursuant hereto, shall be free and clear of all Liens other than Lessor's Liens. On the ninetieth (9Oth) day prior to the expiration or termination of this Lease for Leased Equipment being returned to the Lessor, and monthly thereafter until all Leased Equipment is, in
                                                     ---
fact, returned, the Lessee shall give the Lessor and the Head Lessor a written report setting forth the anticipated locations to which Leased Equipment is to be returned.

          (b) Daily Rent. If any Leased Item shall not have been so returned by
              ----------
the expiration or termination of this Lease with respect to such Leased Item, the Lessee shall pay to the Lessor, on demand, as Supplemental Rent hereunder, from the date of such expiration or termination until return shall be completed, an amount equal to the product obtained by multiplying (i) the per diem Basic Rent for such Leased Item (computed on the basis of Basic Rent payable immediately prior to such expiration or termination), times (ii) the number of days elapsed from such expiration or termination to, but excluding, the date on which such Leased Item shall have been returned as required hereby or deemed to have suffered an Event of Loss pursuant to subclause (d) below.

          (c) Free Storage. The Lessee agrees to provide the Lessor free storage
              ------------
of the Leased Equipment for a period of ninety (90) days after the expiration or termination of this Lease in respect of such Leased Equipment. The Lessee shall, upon request of the Lessor, carry insurance with respect to the Leased Equipment stored pursuant to this Section 8(c). The Lessor shall be required to pay the cost of any such insurance carried during such storage period.

          (d) Non-return Event of Loss. If a Leased Item is not returned within
              ------------------------
one hundred eighty (180) days following the expiration or termination of this Lease with respect to such Leased Item, such Leased Item shall be deemed to have suffered an Event of Loss and shall be subject to the terms contained in Section 14(a) hereof; provided, however, that the Casualty Value of such Leased Item for
              --------  -------
which an Event of Default shall be deemed to have occurred pursuant to clause
(d) of the definition of Event of Default shall be equal to the Fair Market Value of such Leased Item (but not to exceed the respective amounts per Model of Leased Equipment as set forth in Schedule 1 hereto), determined as of the date on which the Casualty Value of such Leased Item is payable.

          Lessee's Cooperation. The Lessee agrees that during the storage period
          --------------------
referred to in clause (c) of this Section, it will cooperate in all reasonable respects with efforts of the Lessor to lease or sell the Leased Equipment; provided, however, that the Lessee shall not be required for such purposes to
- --------  -------
incur out-of-pocket expenses for which it shall not be reimbursed.



          SECTION 9. Warranty of the Lessor.
                     ----------------------

          THE LESSEE EXPRESSLY AGREES TO LEASE THE LEASED EQUIPMENT "AS IS." THE HEAD LESSOR AND THE LESSOR SHALL NOT BE DEEMED TO HAVE MADE, AND EACH OF THE HEAD LESSOR AND THE LESSOR HEREBY DISCLAIMS, ANY OTHER REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE TITLE, DESIGN OR CONDITION OF THE LEASED EQUIPMENT, THE ABSENCE OF PATENT OR LATENT DEFECTS, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE LEASED EQUIPMENT, THE DURABILITY OF THE LEASED EQUIPMENT, THE VALUE OR CONFORMITY OF THE LEASED EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE AGREEMENT OR AGREEMENTS OR PURCHASE ORDERS RELATING THERETO, NOR SHALL THE HEAD LESSOR OF THE LESSOR BE LIABLE FOR ANY LOSS OR DAMAGE, INCLUDING WITHOUT LIMITATION, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING STRICT OR ABSOLUTE LIABILITY IN TORT), but the Lessor authorizes the Lessee, at the Lessee's expense, to assert for the Lessor's account, during the term of this Lease, so long as no Event of Default shall have occurred hereunder, all of the Lessor's rights under any applicable manufacturer's warranty and the Lessor agrees to cooperate with the Lessee in asserting such rights. Any amount received by the Lessee as payment under any such warranty shall be applied to restore the Leased Equipment to the condition required by Section 12 hereof and any excess shall be paid to the Lessee; provided, however, that the
                                                   --------  -------
Lessee shall indemnify and shall hold the Lessor harmless from and against any and all claims, costs, expenses (including without limitation reasonable attorney's fees and expenses), damages, losses and liabilities incurred or suffered by the Lessor in connection therewith, as a result of or incidental to any action by the Lessee pursuant to the above authorization. Any amount received by the Lessor as payment under any such manufacturer's or seller's warranty shall be applied to restore the Leased Items, if practicable, to the condition required by Section 12 hereof, with the balance of such amount, if any, to be paid over to the Lessee, unless an Event of Default shall have occurred and be continuing.

          SECTION 10. Liens.
                      -----

          The Lessee will not directly or indirectly create, incur, assume or suffer to exist any Liens on or with respect to any Leased Item or any part thereof, the Head Lessor's title thereto or any interest of the Head Lessor or the Lessor therein (and the Lessee will promptly, at its own expense, take such action as may be necessary duly to discharge any such Lien), except (a) the respective rights of the Lessor and the Lessee as herein provided, (b) Lessor's Liens, (c) Liens for taxes, assessments or other governmental charges either not yet due and payable or being contested with due diligence by the Lessee in good faith by appropriate proceedings (and for the payment of which adequate reserves have been provided), td) inchoate materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business of the Lessee or any Sublessee, (e) Liens which involve 100 or more Leased Items arising out of any judgment or award against the Lessee or any Sublessee, unless the judgment secured shall not, within 60 days after entry thereof, have been discharged, vacated or reversed or unless execution thereof shall not have been stayed pending appeal or unless such judgment shall not have been discharged, vacated or reversed within 90 days after the expiration of such stay; (f) any other Lien arising in the ordinary course of the Lessee's or a Sublessee's business with respect to which the Lessee or any Sublessee shall have provided a bond in an amount equal to such Lien; and (g) the rights of a Sublessee under a Sublease.

     SECTION 11. Taxes.
                 -----

          (a) Withholding. The Lessee agrees that each payment of Rent pursuant
              -----------
to this Lease shall be free of all withholdings of any nature whatsoever and in the event any withholding is required, the Lessee shall (i) pay the same, and
(ii) pay such additional amount as, after deduction of any withholding and other taxes of any nature whatsoever imposed with respect to the payment of such additional amount, shall equal the amount withheld pursuant to clause (i) above, provided, however, that the obligation of the Lessee under this paragraph (a)
- --------  -------
shall not apply to federal income tax withholding.

          (b) Indemnifiable Taxes. The Lessee agrees to pay and to indemnify the
              -------------------
Lessor for, and hold the Lessor harmless from and against, all present or future fees (including, without limitation, documentation, recording, license and registration fees) taxes (including, without limitation, income, franchise, gross receipts, sales, use, excise, personal property, ad valorem, value added, leasing, leasing use and stamp taxes), levies, imposts, duties, charges, or withholdings of any nature, together with any penalties, fines or interest thereon ("Impositions"), arising out of the transactions
          -----------
contemplated by this Lease or any other documents contemplated hereby and imposed against the Lessor, the Lessee or the Leased Equipment or any part thereof by any Federal, state, local or foreign government or other taxing authority upon or with respect to (i) the Leased Equipment or any part thereof,
(ii) the sale, purchase, ownership, delivery, leasing, possession, use, operation, registration, subleasing, maintenance, repair, storage, return, transfer or other disposition thereof, (iii) the rentals, receipts or earnings arising therefrom, (iv) this Lease or any payments pursuant to this Lease or any other transactions or activities contemplated by this Lease, or (v) the execution, transfer or delivery of this Lease or any other agreement, instrument or other document contemplated by this Lease; provided, however, that the Lessee
                                              --------  -------
shall not be liable for the following Impositions:

               (A) United States Federal Income taxes (including withholding taxes);

               (B) Impositions on or measured by the net or gross income, capital, net worth, franchise or privilege of doing business of the Lessor (other than taxes in the nature of or in lieu of sales, use or rental taxes) which are imposed by any state or local government or taxing authority within the United States except that there shall not be excluded (x) any such Imposition imposed by any jurisdiction to the extent that the amount thereof exceeds the amount that would have been payable but for the physical location, operation or other use of any Leased Equipment within such jurisdiction and (y) any such Imposition resulting directly or indirectly from any amount paid or payable by any manufacturer or seller of any Leased Equipment (or any part thereof) by way of refund, credit, warranty payment or indemnity payment under any purchase agreement or otherwise;

               (C) Impositions imposed on the Lessor to the extent that such Impositions result from the gross negligence or willful misconduct of the Lessor or from any act of the Lessor where such act is prohibited by this Lease or any other document contemplated hereunder to which the Lessor is a party;

               (D) Impositions imposed on the Lessor as a result of a transfer or other disposition by the Lessor other than pursuant to Sections 14 and 19;

               (E) Impositions imposed on the Lessor as a result of the failure of the Lessor to contest a claim if and to the extent required pursuant to this Section 11 but only if the effect of such failure is to deprive the Lessee of the right to contest such claim pursuant to the provisions of this Section ll;

               (F) Impositions imposed with respect to any transferee or assignee of the Lessor (including any Participant pursuant to Section 21 of the Lease) which are in excess of the Impositions that would have been imposed on the original
          Lessor; and

               (G) Impositions imposed with respect to any period after the expiration or earlier termination of this Lease and the return of the Leased Equipment in accordance with Section 8 hereof and payment in full of the Casualty Value or the Termination Value, as the case may be, for the Leased Equipment and all Rent and other amounts due and owing in accordance with this Lease, unless such Impositions relate to events or matters occurring prior to or coincidental with such redelivery (including any penalties or interest accruing after such redelivery with respect to Impositions for any period before such redelivery).

          (c) Payment by the Lessor. If the Lessor actually realizes a reduction
              ---------------------
in its tax liability which it would not have realized but for the occurrence of an event or circumstance giving rise to an Imposition for which the Lessee shall have paid an indemnity in accordance with this Section 11, the Lessor shall pay to the Lessee an amount equal to the sum of (i) the amount of the tax saving plus (ii) the aggregate amount of any additional tax savings actually realized by the Lessor as a result of such payment; provided, however, that the Lessor
                                           --------  -------
shall not be required to make any payment to the Lessee under this Section 11 to the extent that the amount of such payment would exceed (x) the amount of all prior payments by the Lessee to Lessor under this Section 11, less (y) the amount of all prior payments by the Lessor to the Lessee under this Section 11, or while any amount payable by the Lessee under this Lease is overdue, or while a Default or Event of Default shall be continuing. If there is a loss of any deduction, credit or other tax benefit for which the Lessor has paid the Lessee under this paragraph, the Lessee shall indemnify the Lessor against such loss under the terms of this Section 11 without regard to any limitation contained in this Section 11. The Lessor shall use reasonable effort in good faith in filing its tax return and dealing with tax authorities to obtain any such tax saving to which it may be entitled.

          (d) Contest Provisions in General. The Lessor shall make reasonable
              -----------------------------
efforts to inform the Lessee of any unwritten notice of any claim against the Lessor for any Imposition which the Lessee would be required to pay under this
Section 11. In addition, if the Lessor receives written notice of a claim against the Lessor for any Imposition which the Lessee would be required to pay under this Section 11, the Lessor shall give the Lessee (promptly but in all events within 30 days after receipt by Lessor of such notice of claim) written notice of such claim together with a copy of such claim and such other information as the Lessee may thereafter reasonably request. If reasonably requested by the Lessee in writing within 30 days of the receipt of the Lessor's written notice, the Lessor shall (at the expense of the Lessee, including all reasonable costs, expenses, attorneys' and accountants' fees and disbursements and all losses, penalties, additions to tax, fines and interest of whatsoever nature) in good faith contest or (at the option of the Lessor) permit the Lessee to contest in the name of the Lessor, the validity, applicability and/or amount of such Imposition by (x) resisting payment thereof if the Lessor or the Lessee (whichever may be conducting the contest) shall consider such action to be practicable, (y) not paying the same except under protest, if protest is necessary and proper and (z) if payment is made, using reasonable efforts to obtain a refund thereof in appropriate judicial and/or administrative proceedings; provided, however, that the Lessor shall not be required to contest
             --------  -------
any claim for any Imposition unless and until each of the following conditions shall have been satisfied:


               (i) The Lessee shall have agreed in writing to indemnify the Lessor (including provision of security for Lessee's indemnification obligations if requested by the Lessor) in a manner reasonably satisfactory to the Lessor for any out-of-pocket costs incurred in contesting such claim which the Lessor may incur as a result of contesting such claim;

               (ii) in the case of any claim which is part of a larger claim including issues unrelated to the transactions contemplated by this Lease, the amount of the claim exceeds $25,000;

               (iii) the Lessee shall have acknowledged its liability to the Lessor for an indemnity payment in accordance with the provisions of this Section 11 as a result of such claim if and to the extent the Lessor or Lessee, as the case may be, shall not prevail in the contest of such claim, however such acknowledgment shall not create any additional obligation of the Lessee under this Section 11;

               (iv) such contest would not result in any risk or sale, forfeiture, loss or loss of use of, or the creation of any lien on (except if the Lessee shall have adequately bonded such lien or otherwise made provision to protect the interests of the Lessor in a manner satisfactory to the Lessor), any Leased Equipment or any interest therein;

               (v) no default or Event of Default shall have occurred and be continuing; and

               (vi) in the case of any claim which is part of a larger claim including issues unrelated to the transactions contemplated by the Lease, Lessee shall have delivered to the Lessor with the Lessee's written request to contest (and at the Lessee's expense) a written opinion of independent tax counsel selected by the Lessee and reasonably satisfactory to the Lessor to the effect that a meritorious basis for such contest exists.

The Lessor and the Lessee shall consult in good faith regarding the conduct of the contest but the sole control of the contest, including choice of forum, shall be vested in the party conducting the contest.

          (e) Refund Proceedings. If the Lessor elects to contest a claim by
              ------------------
paying the tax asserted and then seeking a refund thereof, the Lessor shall notify the Lessee of such election and the Lessee shall advance to the Lessor, on an interest-free basis, an amount equal to the amount of such tax plus any penalties, additions to tax and/or interest related thereto, and the Lessee shall indemnify the Lessor (on an after tax basis) with respect to any additional taxes determined to be payable by the Lessor as a result of such advance and any penalties, additions to tax and/or interest incurred by the Lessor as a result of the advance. settlement results in an indemnity the obligation of the Lessor offset against the amount of such indemnity. If after the Lessee has advanced an amount to the Lessor pursuant to this paragraph (e) there is a final determination or settlement with respect to the claim, the Lessor shall pay the Lessee the excess, if any, of the amount advanced by the Lessee pursuant to this paragraph (e) with respect to such claim over the amount of the indemnity payable with respect to the final determination or settlement of such claim plus the amount of any interest, if any, which the Lessor receives (or would have received but for any offset with respect to other matters unrelated to the claim at issue) from the applicable taxing authority and which is fairly attributable to the refund with respect to such claim. Notwithstanding the foregoing, the Lessor shall not be required to make any payment to the Lessee under this paragraph (e) while any amount payable by the Lessee under this Lease is overdue, or while a Default or an Event of Default is continuing.

          (f) Lessor's Election to Decline or Discontinue Contest. The Lessor
              ---------------------------------------------------
may elect not to contest, or to release, waive, compromise, settle or otherwise discontinue the contest of, any claim which the Lessor is required by this Section ll to contest. The Lessor shall give the Lessee written notice of any such election and, unless the Lessee consents to such election, upon receipt of such notice the Lessee shall be relieved of its liability under this Section 11 to indemnify the Lessor with respect to such claim, and if the Lessee shall have advanced an amount to the Lessor pursuant to paragraph (e) with respect to such claim, the Lessor shall repay to the Lessee the entire amount theretofore advanced by the Lessee pursuant to paragraph (e); provided, however, that the
                                                  --------  -------
Lessor shall not be required to make any payment to the Lessee under this paragraph (f) while any amount payable by the Lessee under this Lease is overdue, or while a Default or an Event of Default is continuing.

          (g) Tax and Information Reporting Provisions. The Lessee shall provide
              ----------------------------------------
(at its own expense) such information as may be reasonably requested by the Lessor to enable the Lessor to fulfill its tax filing requirements with respect to the transactions contemplated by this Lease. If any return, statement, report or other document (a "Report") is required by law to be made or filed with respect to any Imposition which the Lessee is required to pay under this Section 11, the Lessee shall notify the Lessor of such requirement and:

               (i) To the extent permitted by law (unless otherwise directed by the Lessor in writing) or required by law, make and file in the Lessee's own name such report in such manner as will show the interest of the Lessor in the Equipment in a manner satisfactory to the Lessor and furnish the Lessor with a copy of such Report, or

               (ii) If such Report is required to be in the name of or filed by the Lessor (unless otherwise directed by the Lessor in writing), prepare and furnish such Report for filing by the Lessor in such manner as shall be satisfactory to the Lessor and send the name to the Lessor for filing not later than 15 days prior to the due date (including any extensions thereof), or


               (iii) If such report is required to reflect items in addition to Impositions which Lessee is required to pay under this Section 11 (as determined by the Lessor), provide the Lessor with information within a reasonable time and in such form as shall be reasonably acceptable to the Lessor, sufficient to permit such Report to be properly made and timely filed by the Lessor.

The Lessee shall hold the Lessor harmless from and against any liabilities, (including, but not limited to, penalties, additions to tax, fines and interest) arising out of any insufficiency or inaccuracy of any Report if such insufficiency or inaccuracy is attributable to the Lessee.

          (h) Payment All Impositions for which the Lessee irresponsible under
              -------
this Section 11 shall be paid by the Lessee directly to the appropriate taxing authorities (to the extent permitted by law, unless otherwise directed by the Lessor in writing) on or before the respective dates on which such Impositions are due. All indemnities payable by the Lessee under this Section 11 shall be paid, to the extent not theretofore paid, within 30 days after receipt of a written demand therefor from the Lessor, but not earlier than the respective dates on which the Impositions giving rise to such indemnities shall be due. If any Imposition for which the Lessee is responsible under this Section 11 is required by law to be paid by the Lessor (and therefore may not be paid by Lessee directly to the appropriate taxing authority), the Lessee shall notify the Lessor of such requirement a reasonable period of time before payment of such Imposition is due. Notwithstanding any provision contained in this Lease to the contrary, no amounts will be due and owing under this Section 11 with respect to an Imposition during such time as such Imposition is being contested pursuant to this Section 11.

          (i) Indemnity Payments Must Provide Full Compensation. The amount
              -------------------------------------------------
which the Lessee shall be required to pay to or for the account of the Lessor with respect to any imposition or any Claim which is subject to indemnification under Section 11 or 16 hereof shall be an amount sufficient to restore the Lessor to the same position the Lessor would have been in if such Imposition or Claim had not been incurred or imposed. If the payment by the Lessee under
Section 11 or 16 of an amount equal to any such Imposition or Claim would be more or less than the amount required to make the Lessor whole as a result of any tax effect to the Lessor in connection with such payment of such Imposition (including without limitation) (i) the inclusion of any payment to be made by the Lessee under Section 11 or 16 in the taxable income of the Lessor in one year and the deduction of the Imposition or Claim with respect to which such payment is made from the taxable income of the Lessor in a different year (ii) the non deductibility of such Imposition or Claim from the taxable income of the Lessor, or (iii) the realization by the Lessor in different year of tax benefits resulting from the transaction giving rise to such Imposition or Claim), the amount of the indemnity to be paid by the Lessee shall be adjusted to an amount which, after taking into account (x) all tax effects to the Lessor, (y) any loss of use of money resulting from any difference in timing between the inclusion of such indemnity in the taxable income of the Lessor and the realization by the Lessor of tax benefits resulting from the transaction to which such indemnity is related and (x) the present value of any anticipated future tax benefits to be realized by the Lessor as a result of deducting such Imposition or Claim or as a result of the transaction giving rise thereto, will be sufficient to place the Lessor in the same position as the Lessor would have been in if such Imposition or Claim had not been imposed. If there is a loss of any tax benefit which the Lessor has taken into account for the purpose of determining the amount of any indemnity in accordance within this paragraph (i), the Lessee shall indemnify the Lessor against such loss under the terms of this Section 11. All computations for purposes of this Section 11 shall be based on the highest marginal statutory tax rates in effect on the date the payment pursuant to
Section 11 or 16 is made. Computations involving the loss of the use of money or calculations of present value shall be based on the rate announced from time to time by Chemical Bank as its Reference Rate, which is not necessarily the lowest rate of interest offered to its customers.

          SECTION 12. Maintenance and Operation; Compliance and Use; Replacement
                      ------------------------- --------------------------------
Parts; Improvements.
- -------------------

          (a) Maintenance and Operation. The Lessee shall operate the Leased
              -------------------------
Equipment in the manner for which it was designed and intended and shall maintain, inspect, service, repair and overhaul the Leased Equipment in accordance with the manufacturer's recommended procedures, in accordance with good industry practice and in the same manner and with the same care afforded similar equipment owned or leased by the Lessee so as to keep the Leased Equipment in as good operating condition as when delivered to the Lessee hereunder, ordinary wear and tear excepted. Throughout the term of this Lease, the possession, operation and maintenance of the Leased

Equipment shall be at the sole risk and expense of the Lessee.

          (b) Compliance and Use. The Lessee agrees that the Leased Equipment
              ------------------
will be maintained, serviced, overhauled, used and operated in compliance with any and all statutes, laws, ordinances, rules, regulations and mandatory standards or directives of any governmental agency applicable to the maintenance, service, overhauling, use or operation thereof, including, without limitation, the interchange conditions required in accordance with the standards of the International Institute of Container Lessors, and, subject to the provisions of Section 17 hereof, will at all times (1) be used solely in the conduct of its business, (2) be and remain in the possession and control of the Lessee or any Sublessee, and (3) be based within the United States.

          (c) Replacement Parts. Except as otherwise provided in the succeeding
              -----------------
paragraph (d) of this Section, the Lessee or any Sublessee, at its own cost and expense, shall promptly replace all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever t such substituted parts hereinafter called "Replacement Parts"). In addition, subject to the previous sentence, in the ordinary course of maintenance, service, repair, overhaul or testing, the Lessee or any Sublessee may, at its own cost and expense, remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that the Lessee or any Sublessee shall, at its own cost and
     ---------
expense, replace such Parts promptly with Replacement Parts. All Replacement Parts shall be free and clear of all Liens, except for Lessor's Liens, and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced, assuming such Parts were maintained in accordance with this Lease. All Parts at any time removed from any Leased Item shall remain the property of the Head Lessor, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to such Leased Item and which meet the requirements for Replacement Parts specified above. Immediately upon any Replacement Part becoming incorporated or installed in or attached to such Leased Item as above provided, without further act, (i) title to the removed Part shall thereupon vest in the Lessee or the applicable Sublessee, free and clear of all rights of the Head Lessor, and shall no longer be deemed a Part hereunder, (ii) title to such Replacement Part shall thereupon vest in the Head Lessor, and (iii) such Replacement Part shall become subject to this Lease and be deemed part of such Leased Item for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such Leased Item.

          (d)  (i) Improvements. The Lessee or any Sublessee may, without the
                   ------------
prior written consent of the Lessor, but solely at Lessee's or Sublessee's expense, either (1) repair any Leased Item by the installation of a Replacement Part, or (2) affix, install or make any Non severable Improvement or Severable Improvement as the Lessee may deem desirable in the proper conduct of its business, provided no such Improvement diminishes the value, utility or
          ---------
condition of such Leased Item below the condition thereof immediately prior to the making, affixing or installing of such Improvement, assuming the Leased Item was then of the value, utility, function, capacity and condition required to be maintained by this Lease.

          (ii) Non severable Improvement. Title to any Non severable Improvement
               -------------------------
shall, upon installation or affixation, vest in the Head Lessor and thereupon such Non severable Improvement shall become a part of the Leased Equipment for all purposes hereof and become subject to this Lease (whether or not the Head Lessor or the Lessor elects to finance such Nonseverable Improvement).

          (iii) Severable Improvement. Title to any Severable Improvement shall
                ---------------------
remain in, and be acquired at the expense of, the Lessee or any Sublessee. So long as no Event of Default shall have occurred and be continuing hereunder, the Lessee or any Sublessee may remove any Severable Improvement. Any Severable Improvement to a Leased Item not removed by the Lessee upon return of such Leased Item to the Lessor shall become the property of the Head Lessor.


          SECTION 13. Inspection: Records.
                      -------------------

          The Lessor and its authorized representatives shall have the right, but not the duty, to inspect the Leased Equipment and the Lessee's records with respect thereto. Within 10 days from the request of the Lessor, the Lessee shall, during normal business hours, make such records available to the Lessor for inspection. Within 10 days from the request of the Lessor, the Lessee shall, to the extent practicable, confirm to the Lessor the location of each Leased Item and the identity of each Sublessee.

          SECTION 14. Loss or Destruction: Requisition of Use.
                      ---------------------------------------

          (a) Event of Loss. Upon the Lessee's knowledge of the occurrence of an
              -------------
Event of Loss with respect to any Leased Item, the Lessee shall promptly notify the Lessor and the Head Lessor thereof on the next Basic Rent Date, but in any event within 15 days of the date thereof. Within 10 days prior to the first and the third Basic Rent Date of each calendar year, the Lessee shall give the Lessor and the Head Lessor written notice of its election to perform one of the options set forth in subclauses (i) and (ii) of this Section 14(a) (it being agreed that if the Lessor shall not have given the Lessor such notice of election as required, the Lessee shall be deemed to have elected to perform the option set forth in subclause (ii) of this Section 14(a)). On the first and the third Basic Rent Date of each calendar year, the Lessee shall, with respect to Leased Equipment suffering an Event of Loss during the preceding six month period (except those for which any option has been fulfilled pursuant to the proviso below):

               (i) replace with any other item which, at the time of substitution, is of comparable value and utility (a Substituted Item), all or any number of such Leased Equipment. Upon such substitution (which shall be made by a full warranty bill of sale), the Substituted Item shall become a Leased Item subject to all of the terms and conditions hereunder and shall be free and clear of all Liens other than Lessor's Liens, and the Lessee, in transferring any Substituted Item, shall comply with all terms and provisions contained in this Lease with respect to Leased Equipment, and the Lessor shall have no other right or interest, and the Lessee shall have no obligations to the Lessor, with respect to that formerly Leased Item replaced by the Substituted Item;

               (ii) pay to the Head Lessor the Casualty Value of all or any number of such Leased Equipment, determined as of such Basic Rent Date, together with the Basic Rent due on such date and any other Rent then due. Upon making such payment in respect of Leased Equipment suffering an Event of Loss and all Rent due and owing with respect thereto, the Lessee's obligation to pay further Basic Rent for each such Leased Item shall cease, but the Lessee's obligation to pay Supplemental Rent, if any, for such Leased Item shall remain unchanged;



provided, however, that if during any six month period, the aggregate Leased
- --------  -------
Equipment suffering an Event of Loss exceeds 50 Leased Items, on the Basic Rent Date next following the date of the Lessee's determination of the occurrence of the Event of Loss of the 51st Leased Item, the Lessee shall, with respect to the Leased Equipment suffering an Event of Loss for that six month period, exercise either or both of its options set forth in subclauses (i) or (ii) of this
Section 14(a). In the event the Lessee shall be entitled to exercise its option pursuant to subclause (i) of this Section 14(a), but shall not perform obligation to effect such replacement under that subclause during the period of time provided herein, then the Lessee shall pay to the Head Lessor the Casualty Value for such Leased Items, in accordance with subclause (ii) of this Section 14(a).

          Following payment of the Casualty Value of a Leased Item in accordance with the provisions of the preceding paragraph, the Lessee shall, as agent for the Head Lessor, dispose of such Leased Item to a Person as soon as it is able to do so for the best price obtainable. Any such disposition shall be on an as is, where is basis without recourse, representation or warranty, express or implied. As to each separate Leased Item so disposed of, the Lessee may, after paying the Head Lessor the amounts specified in the preceding paragraph, retain all amounts of such price.

          In the case of a Requisition of Use with respect to any Leased Item which does not constitute an Event of Loss, such Requisition of Use shall not terminate this Lease with respect to such Leased Item and each and every obligation of the Lessee with respect thereto shall remain in full force and effect. So long as no Event of Default shall have occurred and be continuing under this Lease, the Lessee shall be entitled to all sums, attributable to the period such Leased Item is subject to this Lease, received by reason of any such Requisition of Use referred to in the preceding sentence up to the amount of the Basic Rent paid by the Lessee during the period of such Requisition of Use, and the Head Lessor shall be entitled to all amounts in excess of the Basic Rent.

          (b) Risk of Loss: No Release of Obligations. Except as provided in
              ---------------------------------------
this Section, the Lessee shall bear the risk of loss and shall not be released from its obligations hereunder in the event of any damage to the Leased Equipment or any part thereof or any Event of Loss relating thereto.

          SECTION 15. Insurance.
                      ---------

          (a) As more specifically described in, and subject to the provisions of Sections 15(b) and (c) hereof, the Lessee, at its sole cost and expense, shall carry or cause to be carried and maintained with commercial insurers of nationally or internationally recognized responsibility within the chassis leasing industry and reasonably acceptable to the Lessor and the Head Lessor, insurance with respect to the Leased Equipment which shall be in such form as is customary in such industry with respect to equipment such as the Leased Equipment.

          (b) The Lessee will keep the Leased Equipment insured under a policy or policies of insurance covering all risks of physical loss or damage from any cause whatsoever. Such insurance shall be in an amount not less than $2,500,000 per occurrence (provided, such amount is available at a commercially reasonable rate, but in any event in an amount not less than $1,000,000 per occurrence), but may be subject to an annual aggregate deductible not to exceed $250,000.

          (c) The Lessee shall maintain public liability insurance and property damage liability insurance for the protection of the Head Lessor, the Lessor and the Lessee, as their interests appear, insuring against loss or damage to the person and property of others from all activities arising from the ownership, maintenance or use of the Leased Equipment, in an amount of not less than 100,000,000 for each occurrence.

          (d) The Lessee shall obtain all insurance required by the provisions of this Section through an independent responsible insurance broker and shall cause such broker to agree to advise the Lessor promptly of any lapse of any such insurance by expiration, failure to renew or otherwise, or any default in payment of any premium and of any other act or omission on the part of the Lessee of which it has knowledge and which might, in its opinion, invalidate or render unenforceable, in whole or in part, any such insurance. The Lessee will also cause such broker to agree to mark its records and to agree by endorsement upon policies issued through it, to advise the Lessor and the Head Lessor, at least 30 Business Days prior to the expiration date of any such insurance, that such insurance has been renewed or replaced with new insurance which complies with the provisions of this Section 15. The Lessee shall use its best efforts to assure that the policies or certificates evidencing such insurance provide that there shall be no recourse against the Lessor or the Head Lessor for the payment of premiums. Such policies shall provide that they may not be altered, modified, reduced, terminated or canceled by the insurer without 30 days' prior written notice to the Lessor and the Head Lessor. All insurance policies shall name the Lessor and the Head Lessor as additional insured and Head Lessor as sole loss payee, as its interest may appear.

          (e) Any insurance proceeds received by the Lessee in respect of a loss involving the Leased Equipment shall be for the account of the Head Lessor. If any loss or damage covered by any such insurance occurs under circumstances in which the Lessee is not in violation of the terms of any of such policies, and if the Lessee has fulfilled all of its obligations and is not otherwise in default hereunder, the Head Lessor will pay to the Lessee any insurance proceeds received by the Head Lessor as a result of such loss or damage less an amount, equal to the reasonable costs and expenses, including administrative expenses, if any, incurred by the Head Lessor as a result of such loss.

          (f) The Lessee shall furnish the Lessor and the Head Lessor with all original insurance certificates or renewals applicable to the Leased Equipment as soon as they become available to the Lessee. The Lessee agrees to provide to the Lessor and the Head Lessor on or before the Closing Date, and upon the Lessor's request (but not in excess of one per year), copies of the insurance policies pursuant to which such certificates were issued.

          (g) The insurance maintained hereunder shall contain the following additional provisions if available at commercially reasonable rates:

          (x) Sudden and Accidental Insurance in form and substance satisfactory to Head Lessor;

          (y) Breach of Warranty coverage to the effect that violation of the terms, conditions or warranties of the policy by the named insured or others will not invalidate the insurance insofar as the interests of Head Lessor are concerned;

          (z) A Severability of Interest clause to the effect that all the provisions of each policy, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

          SECTION 16. Indemnification.
                      ---------------

          The Lessee agrees to assume liability for, and does hereby agree to indemnify, make whole, protect, save and keep harmless each Indemnified Person (on an after-tax basis) from and against any and all liabilities, obligations, losses, damages, penalties, claims (including, without limitation, claims involving strict or absolute liability in tort), actions, suits, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses) of any kind and nature whatsoever, other than Impositions (as such term is used in Section 11 hereof, it being understood that the foregoing
Section 11 provides for the Lessee's only liability with respect to such taxes, fees or other governmental charges) ("Claims") which may be imposed on, incurred by or asserted against such Indemnified Person, whether or not such Indemnified Person shall also be indemnified as to any such Claim by any other Person, in any way relating to or arising out of this Lease, or the performance or enforcement of any of the terms hereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, sublease, possession, use, operation, maintenance, condition, registration, sale, return, storage or other disposition of the Leased Equipment or any part thereof or any accident in connection therewith (including, without limitation, latent and other defects, whether or not discoverable), any Claim for patent, trademark or copyright infringement; provided, however, that the Lessee shall
                                     --------  -------
not be required to indemnify any Indemnified Persons for (a) any Claim in respect of any Leased Item arising from acts or events which occur after possession of such Leased Item has been redelivered to the Lessor in accordance with Section 8 hereof, (b) any Claim resulting from acts which would constitute the willful misconduct or gross negligence of the Lessor, (c) any Claim resulting from any failure on the part of the Lessor to comply with any of the terms of, or any breach by the Lessor of its representations and warranties under, this Lease or any other document contemplated hereby, (d) any Claim which the Lessee is contesting in good faith and by appropriate proceeding, or (e) any Claim resulting from the illegality of the Lessor to enter into this Lease or any other document contemplated hereunder to which the Lessor is a party. If any Claim is made against the Lessee, the Lessor, the Head Lessor or any other Indemnified Person, the party receiving notice of such Claim shall promptly notify the others. THE LESSEE AGREES THAT NEITHER THE LESSOR NOR THE HEAD LESSOR SHALL BE LIABLE TO THE

LESSEE FOR ANY CLAIM CAUSED DIRECTLY OR INDIRECTLY BY THE INADEQUACY OR UNSUITABILITY OF THE LEASED EQUIPMENT OR ANY PART THEREOF FOR ANY PURPOSE OR ANY DEFICIENCY OR DEFECT THEREIN OR THE USE OR MAINTENANCE THEREOF OR ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO OR ANY DELAY IN PROVIDING OR FAILURE TO PROVIDE ANY THEREOF OR ANY INTERRUPTION OR LOSS OF SERVICE OR USE THEREOF OR ANY LOSS OF BUSINESS, ALL OF WHICH SHALL BE THE RISK AND RESPONSIBILITY OF THE LESSEE. In the event a Claim shall be made which, if successful, would require the Lessee to indemnify the Lessor or Head Lessor under this Section, the Lessee may take such action at its sole cost and expense and as it shall deem advisable in connection with contesting such Claim; provided, however, that (i) the Lessee
                                       --------  -------
shall be represented in connection with contesting such Claim by counsel selected by the Lessee, (ii) the Lessor or the Head Lessor, as the case may be, in its sole discretion, shall have the right to be represented in connection with contesting any Claim under this Section by counsel selected by the Lessor or the Head Lessor, as the case may be, and Lessee agrees to cooperate with the Lessor or the Head Lessor, as the case may be, and such counsel in good faith in order effectively to contest such Claim and (iii) that in the event the Lessor or the Head Lessor, as the case may be, shall settle any such Claim without the consent of the Lessee, the Lessee shall have no liability or obligation to indemnify and hold the Lessor or the Head Lessor, as the case may be, harmless on account of such Claim. Counsel to the Lessor or the Head Lessor, as the case may be, under clause (ii) above shall be at the Lessor's or the Head Lessor's sole cost and expense. Nothing contained in this Section or in Section 11 hereof shall be construed as a guarantee by the Lessee of any residual value of any Leased Item. Nothing in this Section shall limit any liability of the Lessor or the rights of the Lessee arising from, out of or in connection with a breach by the Lessor of its warranties, covenants and agreements set forth in Section 9(a) hereof.

          SECTION 17. Sublease: Performance by Sublessees.
                      -----------------------------------

          The Lessee may, in the ordinary course of Lessee's business, sublet any Leased Item. Any Sublease shall be consistent with the terms, conditions and provisions of this Lease. No sublease, other relinquishment of the constructive possession of the Leased Equipment or assignment by the Lessee of any of its rights hereunder shall in any way discharge or diminish any of the Lessee's obligations to the Lessor hereunder, and the Lessee shall remain primarily liable hereunder.

          Performance of any or all of the Lessee's obligations under this Lease by a Sublessee in accordance with the terms hereof shall, for all purposes hereof, constitute performance by the Lessee of such obligations to the extent of such performance.

          SECTION 18. Events of Default.
                     ------------------

          The term Event of Default, wherever used herein, shall mean any of the
                   ----------------
following events under this Lease (whatever the reason for such Event of Default) and whether it shall be voluntary or involuntary, or come about or be effected in any manner or through any means whatsoever:

          (a) The Lessee shall fail to make any payment of Rent within 5 Business Days after receipt of written notice from the Lessor; or

          (b) The Lessee shall fail to carry or maintain insurance on or with respect to the Leased Equipment in accordance with the provisions of Section 15 hereof; or

          (c) The Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it under this Lease, and such failure shall continue for a period of 45 days after written notice thereof from the Lessor to the Lessee; or

          (d) Any material representation or warranty made by the Lessee in this Lease shall prove to have been incorrect in any material respect when any such representation or warranty was made or given; or

          (e) The Lessee shall consent to the appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property, or the Lessee shall not pay or generally be unable to pay, or admit in writing its inability to pay, its debts generally as they come due, or shall make a general assignment for the benefit of creditors; or

          (f) The Lessee shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law (as now or hereafter in effect), or the Lessee shall consent to the entry of an order for relief in an involuntary case under any such law; or

          (g) An order, judgment or decree shall be entered by any court having jurisdiction in the premises for relief in respect of the Lessee in an involuntary case under any applicable bankruptcy, insolvency or other similar law (as now or hereafter in effect), or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Lessee or for any substantial part of its property, or sequestering any substantial part of the property of the Lessee, or ordering the winding up or liquidating of the Lessee's affairs, and any such order, judgment or decree shall remain in force undismissed, unstayed or unvacated for a period of 120 days after the date of entry thereof; or


          (h) A petition against the Lessee in a proceeding under applicable bankruptcy laws or other insolvency laws (other than any law which does not provide for or permit any readjustment or alteration of the Lessee's obligations), as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 120 days thereafter, or if, under the provisions of any law (other than any law which does not provide for or permit any readjustment or alteration of the Lessee's obligations) providing for reorganization or liquidation of corporations which may apply to the Lessee, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Lessee or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; or

          (i) The Lessee shall be in default under any material obligation for the payment of borrowed money, the deferred purchase price of real or personal property, or the payment of any rental or real or personal property, in respect of which the outstanding principal amount, deferred purchase price, or aggregate unpaid rental equals at least, in the case of the Lessee, $5,000,000, and the due date of any portion of any such obligation shall have been accelerated in consequence of such a default;

provided, however, that a default under and acceleration of any such obligation
- --------  -------
which is without recourse to the Lessee, shall not be an Event of Default hereunder.

          Notwithstanding the foregoing, with respect to any event, other than a failure to make any payment under this Lease that results from an act or omission of a Sublessee and that would, but for the provisions of this sentence, constitute an Event of Default, the occurrence of such event will not, so long as the Lessee is diligently pursuing cure, constitute an Event of Default until the Lessee regains possession of the subject Leased Item and for forty-five (45) days thereafter.

          SECTION 19. Remedies.
                      --------

          (a) Upon the occurrence of any Event of Default and so long as the same shall be continuing, the Lessor may, at its option, declare this Lease to be in default by written notice to such effect given to the Lessee, and at any time after the giving of such notice, the Lessor may exercise one or more of the following remedies, as the Lessor in its sole discretion shall lawfully elect:

               (i) Proceed by appropriate court action, either at law or in equity, to enforce performance by the Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof, and to proceed, with or without court action, to exercise its remedies with respect to the Sublease Security (as defined in Section 6 (c)(i) hereof) hereunder and under applicable law, and to foreclose on the Sublease Security;

               (ii) By notice in writing terminate this Lease, whereupon all rights of the Lessee to the use of the Leased Equipment or any part thereof shall absolutely cease and terminate but the Lessee shall remain liable as hereinafter provided; and thereupon the Lessee, if so requested by the Lessor, shall pursuant to the terms set forth in
          Section 8 hereof promptly return the Leased Equipment to the possession of the Lessor at such place as the Lessor shall designate and in the condition required upon the return thereof pursuant to and in accordance with the terms hereof, or the Lessor, at its option, may during normal business hours enter upon the premises where the Leased Equipment is located and take immediate possession of and remove the same by summary proceedings or otherwise. The Lessee shall, without further demand, forthwith pay to the Lessor an amount equal to any unpaid Rent due and payable for all periods up to and including the Basic Rent Date following the date on which the Lessor has declared this Lease to be in default, plus, as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the Casualty Value of the Leased Equipment, computed as of the Basic Rent Date following the date on which the Lessor has declared this Lease to be in default. Following the return of the Leased Equipment to the Lessor pursuant to this paragraph (ii) the Lessor shall, as soon as commercially practicable, proceed to re-let the Leased Equipment in such manner as it shall deem appropriate. If the Lessor re-lets the Leased Equipment, the present value of the rental which shall be payable to the Lessor in connection with such relating for the period from the Basic Rent Date following the date on which the Lessor has declared this Lease to be in default to the end of the term of this Lease computed on the basis of 12% shall be referred to hereinafter as the Proceeds of
                                                               -----------
          Re-lettinq. The proceeds of such sale or the Proceeds of Re-letting,
          ----------
          as the case may be, shall be applied by the Lessor (A) first, to pay
                                                                 -----
          all costs, charges and expenses, including
          reasonable legal fees and disbursements, incurred by the Lessor as a result of the default and the exercise of its remedies with respect thereto, (B) second, to pay to the Head Lessor an amount equal to any
                       ------
          unpaid Rent due and payable and the Casualty Value, to the extent not previously paid, and (C) third, to reimburse the Lessee for the
                                   -----
          Casualty Value to the extent previously paid by the Lessee as liquidated damages under this clause. Any surplus remaining thereafter shall be retained by the Lessor. To the extent that all Basic Rent then due and payable with respect to the Leased Equipment and the Casualty Value in respect of the Leased Equipment have not been previously paid, the Lessee shall forthwith pay to the Head Lessor the sum of (l) the amount by which (X) the sum of (a) all Basic Rent then due and payable with respect to the Leased Equipment, (b) the Casualty Value or portion thereof not theretofore paid, and (c) the amount payable under clause (A) of the proceeding sentence, exceeds (Y) the sale price or the Proceeds of Re-letting, as the case may be, of the Leased Equipment, and (2) interest at the Late Payment Rate on the full amount of the Basic Rent and Casualty Value, computed from the date or dates such Basic Rent or the Casualty Value is payable hereunder until such Basic Rent and Casualty Value is paid by the Lessee;



               (iii) Proceed (i) to collect all payments, rents and other amounts due and to become due under or arising out of each Sublease and (ii) to enforce any and all rights of the Lessee hereunder, under each Sublease to performance by each of the Sublessees of the applicable covenants of each Sublease or to recover damages for the breach thereof.

Notwithstanding the foregoing, so long as no event of default shall have occurred and be continuing under a Sublease, the Lessor's remedies pursuant to clauses (ii) and (iii) of this paragraph (a) shall be subject to the rights of the Sublessees under Subleases, if the applicable Subleases so provide, insofar as the remedies provided in clauses (ii) and (iii) of this paragraph (a) conflict with the rights of the Sublessees, including such rights as are set forth in Section 5(e) hereof.

          (b) The Lessee shall be liable for all costs, charges and expenses, including reasonable legal fees and disbursements, incurred by the Lessor by reason of the occurrence of any Event of Default or the exercise of the Lessor's remedies with respect thereto and whether or not suit is instituted.

          (c) No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lessor at law or in equity. No express or implied waiver by the Lessor of any Default or Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. The failure or delay of the Lessor in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Lessor shall not exhaust the same or constitute a waiver of any other right provided herein.

          SECTION 20. Notices.
                      -------

          All communications, notices and consents provided for herein shall be in writing and shall become effective when deposited in the United States mail, with proper postage for first-class mail, prepaid, addressed

                         If to the Lessor:

                         Interpool Limited
                         633 Third Avenue
                         New York, New York 10017
                         Attn: General Counsel




                         If to the Head Lessor:

                         The CIT Group/Equipment Financing, Inc.
                         1211 Avenue of the Americas
                         New York, New York 10036 Attn: General Counsel

                         If to the Lessee:

                         TRAC Lease, Inc.
                         c/o Interpool Limited
                         633 Third Avenue
                         New York, New York 10017
                         Attention: President


or at such other address as any of the foregoing Persons may from time to time designate by notice duly given in accordance with the provisions of this Section to each other Person.

          SECTION 21. Successors. Assigns and Indemnified
                      -----------------------------------

Parties.
- -------

          (a) This Lease, including all agreements, covenants, representations and warranties, shall be binding upon and inure to the benefit of, and may be enforced by, (1) the Lessor and its successors and, to the extent permitted hereby, its Participants (as defined herein), and (2) the Lessee and its successors and, to the extent permitted hereby, its assigns; provided, however,
                                                             --------  -------
that the Lessor may not assign or transfer any of its rights or obligations under this Lease without the prior written consent of the Lessee; and provided
                                                                      --------
further, that the Lessee may not assign or transfer any of its rights or
- -------
obligations under this Lease without the prior written consent of the Lessor, unless the transferee has a tangible net worth (as determined by generally accepted accounting principles in effect in the

United States of America as in effect from time to time) of $25,000,000.

          (b) The Lessor may in accordance with applicable law, at any time sell or otherwise transfer to one or more entities ("Participants") participating
                                                ------------
interests in this Lease. In the event of any such sale or other transfer by the Lessor of a participating interest to a Participant, (i) the Lessor shall at all times during the term of this Lease, including all extensions hereof, maintain a 20% direct economic interest in this Lease, and (ii) the Lessee shall be entitled to continue to deal solely and directly with the Lessor in connection with the Lessor's rights to grant waivers and amendments to this Lease.


          SECTION 22. Amendments and Miscellaneous.
                      ----------------------------

          (a) The terms of this Lease shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the Lessor and the Lessee.

          (b) All agreements, indemnities, representations and warranties contained in this Lease or any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery of this Lease and the expiration or other termination of this Lease.

          (c) Any provision of this Lease which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

          (d) This Lease represents the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any and all prior understandings. This Lease shall constitute an agreement of lease and nothing herein shall be construed as conveying to the Lessee any right, title or interest in or to the Leased Equipment except as lessee only.

          (e) This Lease may be executed in any number of counterparts and by the different parties hereto on separate counterparts. The single executed original of this Lease marked "Original" shall be the "Original" and all other counterparts hereof shall be duplicates and be marked "Duplicate". To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the "original".

          (f) This Lease has been delivered in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York.

          (g) The division of this Lease into sections, the provision of a table of contents and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Lease.

          (h) Although this Lease is dated as of the date first above written for convenience, the actual dates of execution hereof by the parties hereto is the date set forth in the succeeding paragraph, and this Lease shall be effective on the date set forth therein.
          SECTION 23. Security for Lessor Obligations to Head
                      ---------------------------------------

Lessor.
- ------

          In order to secure Lessor's obligations under the Head Lease, the Head Lessor has created a security interest in the Lease and all Rent and other sums payable hereunder. THE LESSEE ACKNOWLEDGES RECEIPT OF A COPY OF THE HEAD LEASE AND CONSENTS TO ALL THE TERMS THEREOF.

          SECTION 24. Subordination. (a) Anything in this Agreement to the
                      -------------
contrary notwithstanding, (i) Lessee's rights hereunder with respect to (A) the possession, use, operation and enjoyment of the Leased Equipment thereof, (B) the right to payments with respect to taking, Events of Loss, third party insurance proceeds and warranty claims, (C) the right to quiet enjoyment, (D) the right to make alterations to the Leased Equipment or (E) the right to allow Liens to exist on the Leased Equipment or remain subject and subordinate in all respects to the Lease and to the rights of the Head Lessor under the Lease and
(ii) Lessee confirms and agrees that its rights and interests under this Agreement are in all respects subject and junior to the rights and interests of the Head Lessor.

          (b) In the event of a conflict between any provision contained in this Sublease and a provision contained in the Head Lease, the provision contained in the Head Lease, the provision contained in the Head Lease shall govern and control, and Lessee shall incur or create no Event of Default hereunder by complying with such provision contained in the Head Lease. Lessee hereby acknowledges receipt of an executed copy of the Head Lease.

          IN WITNESS WHEREOF, the parties hereto have each caused this Lease to be executed by their respective officers "hereunto duly authorized on the 5th day of March, 1993.


                              INTERPOOL LIMITED
                              as Lessor

                              By:Martin Tuchman
                                 ----------------------------
                              Title:
                                    -------------------------



                              TRAC LEASE, INC.,
                              as Lessee

                              By:Raoul J. Witteveen
                                 ----------------------------
                              Title:
                                    -------------------------


          The undersigned acknowledges receipt of this original counterpart of the foregoing Lease on this 5th day of March, 1993, and consents to the terms hereof.

                              The CIT Group/Equipment Financing, Inc.


                              By:Ira Finkelson
                                 ----------------------------

                              Name:
                                   --------------------------

                              Title:
                                     ------------------------

                                      SCHEDULE 1

                             Deemed Event of Loss Values
                             ---------------------------


            Model
     (Leased Equipment)                           Value
     ----------------------------             -----------

          23-foot chassis                       $ 1,919.00

          40-foot chassis                         2,070.00

          40-45 foot sliding chassis              2,222.00

          45-foot chassis                         2,222.00

                                      EXHIBIT A

                               DESCRIPTION OF EQUIPMENT

     Quantity                       Description         Lessor's Cost
     -------------             --------------------    -----------------
     3,334                          Chassis             $21,439,039.57